UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934.

Date of Report: December 15, 2020 (Date of earliest event reported)
Oak Valley Bancorp (Exact name of registrant as specified in its charter)

CA (State or other jurisdiction of incorporation)	001-34142 (Commission File Number)	26-2326676 (IRS Employer Identification Number)

125 N. Third Ave. Oakdale, CA (Address of principal executive offices)	95361 (Zip Code)
(209) 848-2265 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	OVLY	The Nasdaq Stock Market, LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)         Appointment of Lynn R. Dickerson to the Board of Directors

On December 15, 2020, the Board of Directors (the “Board”) of Oak Valley Bancorp (the “Company”) appointed Ms. Lynn R. Dickerson as a member of the Board of Directors to the class of directors whose term expires at the 2023 Annual Meeting or until her successor is duly elected and qualified. This appointment of Ms. Dickerson as a director will be effective on January 5, 2021. Ms. Dickerson qualifies as an independent director within the meaning of the applicable NASDAQ Stock Market listing rules and expects to be a member of the Loan Committee, Compensation Committee, and Nominating Committee.

Ms. Dickerson will receive the standard non-employee director compensation, which includes a monthly cash retainer of $3,000 and a director retirement agreement, which will be pro-rated for her services as a director. A more complete description of a non-employee director’s compensation is described under the heading “Director Compensation” in the Company’s definitive proxy statement filed on April 29, 2020 with the SEC for the 2020 Annual Meeting.

The above description of Ms. Dickerson’s director retirement agreement is not complete and is qualified in its entirety by reference to the Director Retirement Agreement that will be filed as an exhibit to the Company’s Form 10-K for the fiscal year ended December 31, 2020.

Further information about Ms. Dickerson’s appointment is contained in the press release issued by the Company, a copy of which is attached hereto as exhibit 99.1.

There are no arrangements or understandings between Ms. Dickerson and any other person, pursuant to which Ms. Dickerson was appointed to the Board. Further, there are no transactions involving Ms. Dickerson that require disclosure pursuant to Item 404(a) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of Oak Valley Bancorp dated December 15, 2020

            104        Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 17, 2020
OAK VALLEY BANCORP

By:	/s/ Jeffrey A. Gall
Jeffrey A. Gall
Senior Vice President and Chief Financial Officer (Principal Financial Officer and duly authorized signatory)

Exhibit Index

Exhibit No.	Description
99.1	Press Release of Oak Valley Bancorp dated December 15, 2020